UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2019

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund January 31, 2019

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Although 2018 was a volatile year for the market, I am very pleased to report that all three of Green Century’s Funds performed strongly during the one year period that ended December 31, 2018—and late in the year, the Green Century Equity Fund was named as one of the top 10 socially conscious funds in the U.S., based on performance, by Bloomberg.*

The continued growth in responsible investing was another notable feature of 2018. According to the latest report from the U.S. SIF Foundation, sustainable, responsible, and impact investing assets now account for one in four dollars under professional management in the United States.

As interest in responsible investing has grown so, too, have the number of “green” mutual funds, available to investors. While I, obviously, welcome the increased interest in sustainable investing, I do fear that many of these new entrants are not as responsible as they claim.

Of course, as a Green Century investor, you need not share this concern. Green Century is more than just a pioneer in responsible investing, we strive to remain the gold standard. Green Century offers investors an unparalleled opportunity to make an impact with their investments.

Green Century invests in sustainable, solution-oriented companies, houses a robust and in-depth shareholder advocacy program, and provides funding for the environmental and public health campaigns of our nonprofit owners. Below are just a few of the ways your investment with Green Century helped us make a positive environmental impact in 2018:

•

Starbuck’s1 Sustainability Bond, a holding in the Green Century Balanced Fund, is improving the environmental and social impact of Starbuck’s supply chain and supporting coffee farmers who commit to promote long-term productivity and sustainability by keeping soil healthy, conserving water, and growing shade trees to protect wildlife.

•

After Green Century filed a shareholder proposal with Verizon Communications, Inc.,[1] a holding in the Green Century Equity Fund, it announced a commitment to source the equivalent of 50% of its annual electricity usage from renewable sources by 2025.

•

Danone,[1] a holding in the Green Century International Index Fund, was ranked 11th in Fortune’s “Change the World” list of companies taking on society’s biggest problems, in 2018. It has committed to becoming carbon neutral across its full value chain by 2050.

•

Green Century provided direct support to the U.S. PIRG Education Fund’s multi-year—and ultimately successful—campaign aimed at convincing the McDonald’s Corporation,[1] the largest purchaser of beef in the world, to restrict the use of medically important antibiotics in its beef supply chain. McDonald’s new commitment could steer further change towards antibiotic stewardship. Incredibly, an estimated 70 percent of antibiotics used in modern human medicine are sold for use in meat and dairy production in the U.S.

While market volatility that marked 2018 appears to have settled down for now, it is impossible to predict what the rest of the year will hold. If 2019 proves to be as tumultuous as last year, I encourage you to remember your goals.

You invest with Green Century to save for the future and make a difference in the world. No matter what happens in the market on any given day, we remain committed to protecting the environment, promoting clean energy, reducing plastic pollution, and more—and your investments make our work possible. If you missed our recent Best of 2018 list, take a moment to read through what your investments helped us achieve at: www.greencentury.com/the-best-of-2018/.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2018	Green Century Balanced Fund	–2.68%	–2.14%	4.23%	8.65%
	Custom Balanced Fund Index[2]	–3.72%	–2.36%	5.85%	9.28%
January 31, 2019	Green Century Balanced Fund	0.16%	0.29%	6.00%	9.59%
	Custom Balanced Fund Index[2]	–0.78%	–0.12%	7.30%	10.44%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month period ended January 31, 2019, the Balanced Fund outperformed the Custom Balanced Index, with the Balanced Fund returning 0.16% and the Custom Balanced index returning –0.78%. For the one year period ending January 31, 2019, the Balanced Fund slightly outperformed the Custom Balanced Index. The Balanced Fund returned 0.29%, while the Custom Balanced Index returned –0.12%.

The Fund’s equity holdings that most positively contributed to relative performance during the twelve months ended January 31, 2019 included: Xilinx,1 Mastercard,1 Palo Alto Networks,1 Merck,1 and TJX.1 Poor performers included Lincoln National,1 Sealed Air,1 Illinois Tool Works,1 PNC Financial,1 and KeyCorp.1

The market rose significantly between the November 2016 and September 2018, and then moved sharply lower through December 2018. In the view of the Balanced Fund’s portfolio managers, the volatility in the latter part of the year was tied to rising interest rates, evidence of slowing global growth, and rising macro uncertainty tied to Brexit and the trade war with China.

The portfolio manager’s outlook has remained relatively steady, focusing on long-term, leading economic indicators rather than the volatile news cycle. While economic and geopolitical risks remain elevated, a broad set of data continues to forecast positive, though slower, growth in 2019 for both the U.S. and the global economy. The investment community has clearly turned the page from the blind optimism of 2017 to a more aware—and nervous—investor ecosystem, but lower valuations have helped to balance forward risks and returns thus far in 2019.

The Fund’s portfolio managers have consistently argued that the 2017 Tax Reform Act’s effects on earnings and economic growth would only be short-term in nature and that consumer and investor optimism was misplaced. Their call now appears to be priced into the market. Forecasts for 2019 earnings growth are lower than for 2018, and the Conference Board’s Consumer Expectations Index is at its lowest level since the inauguration of President Trump. However, in spite of both stock and bond market volatility and recent economic data softness, neither markets nor data are indicating a near-term recession. The consensus estimate of real GDP growth is now 2.5% for 2019, down only slightly from 2.9% in 2018 and still above average for the current cycle. Other data, though also coming off of cycle highs, remain relatively strong as well.

Employment continues to grow, with wages incrementally improving and bringing new entrants into the labor market. Consumer balance sheets appear very healthy, with household debt service coverage at a 40-year low. Other leading economic indicators including Purchasing Managers Indices are still well above contraction or recession levels. As always, there are many sources of risk and uncertainty to our economic outlook, some of which manifest more directly and rapidly than others. Employers report difficulty hiring at this low unemployment rate, and it is unclear how much additional labor force elasticity remains, even though increasing wages have brought new, “undiscouraged” workers into the labor market. After pressing interest rates higher and affecting sectors such as housing and autos, the Federal Reserve appears to be near the end of its tightening cycle. These are common late-cycle headwinds, and while their effects tend to emerge slowly, they will make it increasingly difficult for economic growth to remain strong.

Other types of risks are less predictable, and can develop much more rapidly. While the portfolio managers note that trade wars are neither good nor easy to win, investors’ capacity for anticipating President Trump’s negotiations is limited. Trump has acknowledged that the trade war is affecting financial markets, and it is possible

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

that market volatility will impact his motivation to make a deal with China. Changing sentiment is itself a risk. Spending and, particularly, investments by both companies and consumers depend on confident expectations of future growth. Emerging recession fears are potentially self-fulfilling if enough companies and consumers respond to their concerns by delaying or avoiding hiring, investing, and spending, even though the Fund’s managers do not now see the type of excesses that led to past market collapses.

The Balanced Fund’s portfolio managers expect continuing volatility in financial markets, but consider the long-term risk-to-reward ratio of the equity market to be reasonably balanced. As such, they have continued cautious but balanced positioning over the last few months. The U.S. economy is now at full employment, limiting the potential for further expansion. The Fund’s managers remain concerned about heightened geopolitical risk, as international friends and adversaries alike respond with alarm to President Trump’s often vacillating positions on a variety of major trade, currency, and defense issues. Therefore, the portfolio managers have continued a moderate allocation to stocks within the portfolio, favoring companies that the managers believe will produce consistent growth, and continue to have lower average maturity of the bond holdings, favoring high quality bonds, which they believe will lower the level of risk for the portfolio. The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the steady, if slow, economic growth they expect for the United States in 2019.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do. The portfolio managers continue to feel that their emphasis on companies with sustainable models for growth is both appropriate and wise, especially in an unsettled market environment. In many ways, 2018 is likely to mark the beginning of the real transition of our energy system from fossil to renewable fuels. This transition is occurring, not because of the hard work in the Paris international climate negotiations or the physical devastation suffered by many due to the changing climate, but because of economics. In 2018, utilities voluntarily pledged to give up carbon electricity in fossil fuel-rich states Colorado and Indiana. Cities and states including New York, Washington D.C., Oregon and Hawaii pledged to decarbonize. Corporate purchases of wind and solar generated electricity skyrocketed. In 2018, building new wind and solar became cheaper than running existing coal or gas generation assets. We are now in a full-fledged transition to a renewable energy-based economy.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),3 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Five Years	Ten Years
December 31, 2018	Green Century Equity Fund — Individual Investor Share Class	–6.45%	–4.00%	7.70%	12.21%
	Green Century Equity Fund — Institutional Share Class	–6.30%	–3.79%	7.75%	12.24%
	S&P 500® Index[4]	–6.85%	–4.38%	8.49%	13.12%
January 31, 2019	Green Century Equity Fund — Individual Investor Share Class	–2.38%	–2.53%	10.02%	14.07%
	Green Century Equity Fund — Institutional Share Class	–2.24%	–2.32%	10.07%	14.09%
	S&P 500® Index[4]	–3.00%	–2.31%	10.96%	15.00%

The Individual Investor Share Class total expense ratio of the Fund is 1.25% and the Institutional Share Class total expense ratio of the Fund is 0.95% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

During the six month period ended January 31, 2019, the Green Century Equity Fund, which closely tracks the KLD 400 Index, outperformed the S&P 500® Index (the S&P 500) by 62 basis points in the Individual Investor Share Class and by 76 basis points in the Institutional Share Class. The Equity Fund returned –2.38% in the Individual Investor Share Class and –2.24% in the Institutional Share Class for this six month period ended January 31, 2019, while the S&P 500 returned –3.00% during the same period.

As the KLD 400 Index does not include all of the stocks in the S&P 500 and includes some stocks not in the S&P 500 Index, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the S&P 500 was influenced by differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the Equity Fund were Utilities, Consumer Staples and Real Estate, which returned 9.29%, 5.40%, and 3.67%, respectively. The worst performing sectors were Financials and Industrials, which returned –5.82% and –4.73%, respectively, for the six month period.

Within the S&P 500® Index, Real Estate and Utilities were the strongest performing sectors, gaining 6.31% and 5.37%, respectively. The worst performing sectors were Energy and Financials, which returned –15.99% and –6.25%, respectively, for the six month period.

The Equity Fund benefitted by not owning any securities in the Energy sector, which was the worst performing sector of the S&P 500 during the six month period, returning –15.99%. The performance of the Fund, relative to the S&P 500, was further boosted by the positive impact of stock selection in the Consumer Staples, Materials and Utilities sectors. The relative performance of the Fund was negatively impacted by stock selection in the Health Care and Real Estate sectors.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),5 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Inception Date: September 30, 2016	Six Months	One Year	Since Inception
December 31, 2018	Green Century MSCI International Index Fund — Individual Investor Share Class	–10.72%	–14.33%	1.27%
	Green Century MSCI International Index Fund — Institutional Share Class	–10.60%	–14.07%	1.52%
	MSCI World ex USA Index[6]	–11.64%	–14.09%	2.76%
January 31, 2019	Green Century MSCI International Index Fund — Individual Investor Share Class	–7.44%	–12.15%	3.97%
	Green Century MSCI International Index Fund — Institutional Share Class	–7.31%	–11.96%	4.22%
	MSCI World ex USA Index[6]	–7.61%	–12.06%	5.73%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned –7.44% and the International Fund’s Institutional Share Class returned –7.31% for the six-month period ended January 31, 2019, outperforming the MSCI World ex USA Index, the Fund’s benchmark, which returned –7.61% during the same period.

The MSCI World ex USA Index is not a values-based or SRI screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the Energy sector was the worst-performing sector of the Index during the period, returning –10.78%. The International Fund does not hold any securities in the Energy sector, contributing to a slight outperformance versus the Index. The International Fund’s performance relative to the Index was hindered by stock selection in the Real Estate sector, but boosted by stock selection in the Consumer Discretionary and Health Care sectors.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2018 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

* As of November 27, 2018, the Green Century Equity Fund was rated ninth among the top 10 Socially Conscious Funds by Bloomberg against 47 open-end funds with ESG (Environmental, Social and Governance), Socially Responsible, Religiously Responsible, Environmentally Friendly, Clean Energy, or Climate Change as a general attribute in the fund prospectus, total assets of at least $100 million, an equity allocation greater than 80%, and a five-year history. The Green Century Equity Fund has been included in Bloomberg’s ranking of U.S. responsible funds three times since 2017: as of December 31, 2017 the Equity Fund was ranked in seventh place among U.S. Responsible Funds, rated against 14 open-end funds with ESG (Environmental, Social and Governance) as a general attribute in the fund prospectus, total assets of at least $100 million, and a five-year history; and as of June 30, 2017, the Green Century Equity Fund was ranked in fifth place among 23 open-end funds with ESG (Environmental, Social and Governance) as a general attribute in the fund prospectus, total assets of at least $100 million, and a five-year history. In all three rankings, retail funds were used, either primary or class A shares. Past performance is no guarantee of future results.

1 As of January 31, 2019, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Starbucks Corporation	1.89%	0.86%	0.00%
Verizon Communications, Inc.	1.41%	2.13%	0.00%
Danone SA	0.00%	0.00%	1.29%
McDonald’s Corporation	0.00%	1.30%	0.00%
Xilinx, Inc.	1.59%	0.00%	0.00%
Mastercard, Inc. Class A	2.07%	0.00%	0.00%
Palo Alto Networks, Inc.	1.00%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Merck & Company, Inc.	1.70%	1.85%	0.00%
The TJX Companies, Inc.	0.97%	0.00%	0.00%
Lincoln National Corporation	0.64%	0.00%	0.00%
Sealed Air Corporation	0.00%	0.06%	0.00%
Illinois Tool Works, Inc.	0.63%	0.39%	0.00%
The PNC Financial Services Group, Inc.	1.09%	0.53%	0.00%
KeyCorp	0.90%	0.16%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2019, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

5 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

6 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 3/19

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2019 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2018 to January 31, 2019 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2018	ENDING ACCOUNT VALUE JANUARY 31, 2019	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,001.60	$7.47
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.54	7.53

	BEGINNING ACCOUNT VALUE AUGUST 1, 2018	ENDING ACCOUNT VALUE JANUARY 31, 2019	EXPENSES PAID DURING THE PERIOD

Equity Fund
Actual Expenses — Individual Investor Class[1]	$1,000.00	$976.20	$6.23
Actual Expenses — Institutional Class[1]	1,000.00	977.60	4.73
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.70	6.36
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.21	4.84

	BEGINNING ACCOUNT VALUE AUGUST 1, 2018	ENDING ACCOUNT VALUE JANUARY 31, 2019	EXPENSES PAID DURING THE PERIOD[1]

International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$925.60	$6.21
Actual Expenses — Institutional Class	1,000.00	926.90	4.76
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.55	6.51
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.06	4.99

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)

COMMON STOCKS — 64.6%
	SHARES	VALUE

Software & Services — 7.4%
Adobe, Inc. (a)	6,573	$1,628,921
Autodesk, Inc. (a)	11,965	1,761,248
Blackbaud, Inc.	16,690	1,195,004
MasterCard, Inc., Class A	23,949	5,056,352
Microsoft Corporation	50,734	5,298,152
PayPal Holdings, Inc. (a)	35,015	3,107,931

		18,047,608

Pharmaceuticals & Biotechnology — 5.8%
Celgene Corporation (a)	27,219	2,407,793
Gilead Sciences, Inc.	42,241	2,957,292
Illumina, Inc. (a)	6,759	1,891,101
IQVIA Holdings, Inc. (a)	11,283	1,455,620
Merck & Company, Inc.	55,816	4,154,385
Waters Corporation (a)	5,791	1,338,995

		14,205,186

Capital Goods — 4.7%
A.O. Smith Corporation	25,088	1,200,711
Hexcel Corporation	37,314	2,526,531
Illinois Tool Works, Inc.	11,220	1,540,618
Ingersoll-Rand PLC	26,748	2,675,870
Middleby Corporation (The) (a)	10,569	1,243,126
Wabtec Corporation	11,699	809,103
Xylem, Inc.	21,084	1,502,446

		11,498,405

Healthcare Equipment & Services — 4.6%
Baxter International, Inc.	28,987	2,101,268
Cigna Corporation	22,049	4,405,611
Medtronic PLC (b)	22,868	2,021,302
Quest Diagnostics, Inc.	13,466	1,176,255
Stryker Corporation	8,950	1,589,251

		11,293,687

Insurance — 4.4%
Aflac, Inc.	56,782	2,708,501
Chubb Ltd. (b)	15,375	2,045,644
Lincoln National Corporation	26,948	1,576,189
Reinsurance Group of America, Inc.	16,034	2,316,111
Travelers Companies, Inc. (The)	17,303	2,172,219

		10,818,664

	SHARES	VALUE

Media & Entertainment — 4.3%
Alphabet, Inc., Class A (a)	6,261	$7,049,197
Facebook, Inc., Class A (a)	13,120	2,186,973
Omnicom Group, Inc.	15,070	1,173,652

		10,409,822

Retailing — 4.2%
Booking Holdings, Inc. (a)	968	1,774,160
Home Depot, Inc. (The)	13,443	2,467,194
Target Corporation	26,125	1,907,125
TJX Companies, Inc. (The)	47,508	2,362,573
Tractor Supply Company	20,224	1,727,129

		10,238,181

Banks — 3.4%
East West Bancorp, Inc.	22,236	1,118,916
First Republic Bank	22,973	2,219,881
KeyCorp	133,909	2,205,481
PNC Financial Services Group, Inc. (The)	21,808	2,675,187

		8,219,465

Semiconductors — 3.2%
Analog Devices, Inc.	24,092	2,381,735
ASML Holding NV (b)	8,209	1,436,821
Xilinx, Inc.	34,708	3,885,214

		7,703,770

Technology Hardware & Equipment — 3.0%
Apple, Inc.	17,962	2,989,595
Cisco Systems, Inc.	41,256	1,950,996
Palo Alto Networks, Inc. (a)	11,424	2,454,104

		7,394,695

Food & Beverage — 2.7%
General Mills, Inc.	300	13,332
McCormick & Company, Inc.	24,042	2,972,553
Unilever NV (b)	68,172	3,647,884

		6,633,769

Real Estate — 2.2%
AvalonBay Communities, Inc.	10,785	2,080,642
Boston Properties, Inc.	12,467	1,644,023
SBA Communications Corporation, Class A (a)	9,695	1,769,629

		5,494,294

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Renewable Energy & Energy Efficiency — 1.9%
First Solar, Inc. (a)	30,177	$1,526,654
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53,040	1,198,174
Ormat Technologies, Inc.	31,517	1,818,846

		4,543,674

Food & Staples Retailing — 1.8%
Costco Wholesale Corporation	15,608	3,349,945
Sysco Corporation	18,023	1,150,769

		4,500,714

Materials — 1.8%
Ball Corporation	43,591	2,278,938
International Flavors & Fragrances, Inc.	15,290	2,167,816

		4,446,754

Telecommunication Services — 1.4%
Verizon Communications, Inc.	62,591	3,446,260

Diversified Financials — 1.4%
Bank of New York Mellon Corporation (The)	29,888	1,563,740
Charles Schwab Corporation (The)	38,304	1,791,478

		3,355,218

Consumer Durables & Apparel — 1.3%
NIKE, Inc., Class B	19,253	1,576,436
VF Corporation	19,571	1,647,291

		3,223,727

Household & Personal Products — 1.3%
Church & Dwight Company, Inc.	28,772	1,858,959
Procter & Gamble Company (The)	12,767	1,231,632

		3,090,591

Utilities — 1.1%
American Water Works Company, Inc.	28,536	2,730,039

Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	9,336	999,325
United Parcel Service, Inc., Class B	14,085	1,484,559

		2,483,884

	SHARES	VALUE

Consumer Services — 0.8%
Starbucks Corporation	27,442	$1,869,898

Automobiles & Components — 0.5%
BorgWarner, Inc.	29,100	1,190,190

Commercial & Professional Services — 0.4%
Verisk Analytics, Inc. (a)	9,081	1,066,200

Total Common Stocks (Cost $111,763,241)		157,904,695

	PRINCIPAL AMOUNT

BONDS & NOTES — 31.7%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 17.1%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	3,011,034
Apple, Inc. 3.00%, due 6/20/27 (c)	1,000,000	977,787
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	971,597
Bank of America Corporation 2.151%, due 11/9/20 (c)	1,750,000	1,727,215
Boston Properties LP 4.50%, due 12/1/28 (c)	2,000,000	2,070,734
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	644,235
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	1,996,080
Digital Realty Trust LP 3.95%, due 7/1/22 (c)	2,000,000	2,023,510
European Bank for Reconstruction & Development 0.875%, due 7/22/19 (b)	1,500,000	1,488,531
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	1,989,264
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	481,394
Fannie Mae Pool 1.76%, due 7/1/23	359,581	351,788

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE

Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	$2,000,000	$1,947,430
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	483,497
Kommunalbanken AS 1.375%, due 10/26/20 (b)(d)	2,000,000	1,957,614
Kommuninvest I Sverige AB 1.50%, due 4/23/19 (b)(d)	1,000,000	997,986
Korea Development Bank (The) 3.52% (LIBOR 3 Month+73 basis points), due 7/6/22 (b)(e)	1,250,000	1,252,353
Kreditanstalt fuer Wiederaufbau 1.75%, due 10/15/19 (b)	3,000,000	2,982,501
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	984,906
National Australia Bank Ltd./New York 3.625%, due 6/20/23 (b)	2,000,000	2,023,662
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(d)	1,000,000	971,327
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,487,455
Overseas Private Investment Corporation 3.28%, due 9/15/29	770,596	778,662
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	1,991,538
Starbucks Corporation 2.45%, due 6/15/26 (c)	3,000,000	2,763,897
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	2,000,000	1,980,900
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,484,621

		41,821,518

U.S. Government Agencies — 5.2%
Federal Farm Credit Banks 1.80%, due 6/15/20	200,000	198,103

	PRINCIPAL AMOUNT	VALUE

U.S. Government Agencies — (continued)
Federal Farm Credit Banks 2.23%, due 11/15/22 (c)	$1,500,000	$1,481,243
Federal Farm Credit Banks 2.98%, due 3/13/23 (c)	3,000,000	3,000,429
Federal Farm Credit Banks 2.26%, due 11/13/24	500,000	487,695
Federal Farm Credit Banks 3.48%, due 9/22/25 (c)	500,000	500,019
Federal Home Loan Banks 3.89%, due 5/3/28 (c)	3,000,000	3,002,544
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	501,042
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19	200,000	195,788
Federal National Mortgage Association 1.70%, due 1/27/20 (c)	3,000,000	2,972,568
Overseas Private Investment Corporation 3.33%, due 5/15/33	232,578	234,542
Overseas Private Investment Corporation 3.43%, due 6/1/33	225,441	229,251

		12,803,224

Community Development Financial Institutions — 3.4%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	1,945,802
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	2,971,527
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	1,984,700
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,411,025

		8,313,054

Media & Entertainment — 2.3%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	520,632

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE

Media & Entertainment — (continued)
Microsoft Corporation 1.10%, due 8/8/19	$3,000,000	$2,978,394
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,009,961
Oracle Corporation 2.50%, due 5/15/22 (c)	1,000,000	988,644

		5,497,631

Diversified Financials — 1.2%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,018,752
State Street Corporation 3.10%, due 5/15/23	2,000,000	1,994,004

		3,012,756

Banks — 1.1%
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,564,029
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,020,479

		2,584,508

Pharmaceuticals & Biotechnology — 0.5%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,250,000

Real Estate — 0.4%
HCP, Inc. 3.875%, due 8/15/24 (c)	1,000,000	994,955

Telecommunication Services — 0.3%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	760,184

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(d)	500,000	548,655

Total Bonds & Notes (Cost $78,037,298)		77,586,485

CERTIFICATES OF DEPOSIT — 0.1%
	PRINCIPAL AMOUNT	VALUE

Self-Help Credit Union 1.30%, due 6/21/19	$95,000	$94,563
Self-Help Federal Credit Union 1.40%, due 3/17/20	240,000	236,937

Total Certificates Of Deposit (Cost $335,000)		331,500

SHORT-TERM INVESTMENT — 3.3%
UMB Money Market Fiduciary Account , 0.25% (f) (Cost $8,060,966)		8,060,966

Total Short-term Investments (Cost $8,060,966)		8,060,966

TOTAL INVESTMENTS (g) — 99.7%
(Cost $198,196,505)		243,883,646
Other Assets Less Liabilities — 0.3%		688,622

NET ASSETS — 100.0%		$244,572,268

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $X.

(e)	Floating rate bond. Rate shown is currently in effect at January 31, 2019.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $197,999,861 resulting in gross unrealized appreciation and depreciation of $48,742,824 and $2,859,039 respectively, or net unrealized appreciation of $45,883,785.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)

COMMON STOCKS — 100.0%
	SHARES	VALUE

Software & Services — 15.7%
Accenture PLC, Class A (a)	15,491	$2,378,643
Adobe, Inc. (b)	11,870	2,941,624
ANSYS, Inc. (b)	2,060	338,561
Autodesk, Inc. (b)	5,312	781,926
Automatic Data Processing, Inc.	10,612	1,483,982
Cadence Design Systems, Inc. (b)	6,892	331,023
Citrix Systems, Inc.	3,290	337,357
Cognizant Technology Solutions Corporation, Class A	14,022	977,053
FleetCor Technologies, Inc. (b)	2,151	434,093
Fortinet, Inc. (b)	3,455	264,549
International Business Machines Corporation	22,086	2,968,800
Intuit, Inc.	5,905	1,274,417
Microsoft Corporation	176,374	18,418,737
Oracle Corporation	72,264	3,629,821
salesforce.com, Inc. (b)	17,423	2,647,773
Symantec Corporation	15,100	317,402
Teradata Corporation (b)	2,867	127,238
VMware, Inc., Class A	1,811	273,588
Western Union Company (The)	10,716	195,567
Workday, Inc., Class A (b)	3,542	642,979

		40,765,133

Media & Entertainment — 12.3%
Alphabet, Inc., Class A (b)	7,238	8,149,192
Alphabet, Inc., Class C (b)	7,625	8,512,321
Discovery, Inc., Class A (b)	3,695	104,864
Discovery, Inc., Class C (b)	7,381	196,704
Facebook, Inc., Class A (b)	58,385	9,732,196
John Wiley & Sons, Inc., Class A	1,187	61,463
Liberty Global PLC, Class A (a)(b)	4,470	109,068
Liberty Global PLC, Series C (a)(b)	12,679	298,717
New York Times Company (The), Class A	3,198	82,221
Omnicom Group, Inc.	5,454	424,757
Scholastic Corporation	689	28,724
Walt Disney Company (The)	36,017	4,016,616

		31,716,843

Pharmaceuticals & Biotechnology — 8.8%
AbbVie, Inc.	36,644	2,942,147
Agilent Technologies, Inc.	7,680	584,064
Amgen, Inc.	15,658	2,929,768

	SHARES	VALUE

Pharmaceuticals & Biotechnology — (continued)
Bio-Techne Corporation	898	$156,665
Biogen, Inc. (b)	4,884	1,630,182
BioMarin Pharmaceutical, Inc. (b)	4,288	420,953
Bristol-Myers Squibb Company	39,555	1,952,830
Celgene Corporation (b)	17,059	1,509,039
Gilead Sciences, Inc.	31,432	2,200,554
IQVIA Holdings, Inc. (b)	3,939	508,170
Jazz Pharmaceuticals PLC (a)(b)	1,490	187,576
Merck & Company, Inc.	64,315	4,786,966
Mettler-Toledo International, Inc. (b)	611	389,916
Vertex Pharmaceuticals, Inc. (b)	6,198	1,183,260
Waters Corporation (b)	1,859	429,838
Zoetis, Inc.	11,700	1,008,072

		22,820,000

Capital Goods — 6.7%
3M Company	14,213	2,846,864
A.O. Smith Corporation	3,500	167,510
AGCO Corporation	1,614	103,619
Air Lease Corporation	2,383	90,411
Allegion PLC (a)	2,359	202,544
Applied Industrial Technologies, Inc.	898	52,991
Builders FirstSource, Inc. (b)	2,585	34,174
Caterpillar, Inc.	14,402	1,917,770
Cummins, Inc.	3,759	552,987
Deere & Company	7,409	1,215,076
Dover Corporation	3,627	318,559
Eaton Corporation PLC	10,549	804,361
EMCOR Group, Inc.	1,399	91,257
Fastenal Company	6,943	419,774
Flowserve Corporation	3,126	137,669
Fortive Corporation	7,295	547,052
Fortune Brands Home & Security, Inc.	3,383	153,250
Graco, Inc.	4,009	173,710
Granite Construction, Inc.	1,102	47,628
H&E Equipment Services, Inc.	741	19,837
HD Supply Holdings, Inc. (b)	4,286	179,755
Illinois Tool Works, Inc.	7,325	1,005,796
Ingersoll-Rand PLC	5,908	591,036
Lennox International, Inc.	898	205,893
Lincoln Electric Holdings, Inc.	1,503	129,919
Masco Corporation	7,472	242,168

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Meritor, Inc. (b)	1,997	$41,298
Middleby Corporation (The) (b)	1,342	157,846
Owens Corning	2,649	138,781
PACCAR, Inc.	8,467	554,758
Parker-Hannifin Corporation	3,217	530,194
Quanta Services, Inc.	3,539	125,068
Rockwell Automation, Inc.	3,002	508,899
Roper Technologies, Inc.	2,499	707,867
Sensata Technologies Holding NV (b)	4,058	192,755
Snap-on, Inc.	1,382	229,398
Spirit AeroSystems Holdings, Inc.	2,554	213,004
Stanley Black & Decker, Inc.	3,701	467,954
Tennant Company	380	22,317
Timken Company (The)	1,626	69,251
United Rentals, Inc. (b)	2,042	255,781
W.W. Grainger, Inc.	1,164	343,834
WABCO Holdings, Inc. (b)	1,269	144,958
Wabtec Corporation	2,139	147,933
Wesco Aircraft Holdings, Inc. (b)	1,261	11,021
Xylem, Inc.	4,325	308,200

		17,422,727

Diversified Financials — 5.3%
Ally Financial, Inc.	10,368	270,190
American Express Company	17,667	1,814,401
Ameriprise Financial, Inc.	3,421	433,099
Bank of New York Mellon Corporation (The)	24,234	1,267,923
BlackRock, Inc.	2,902	1,204,562
Charles Schwab Corporation (The)	29,483	1,378,920
CME Group, Inc.	8,631	1,573,259
FactSet Research Systems, Inc.	938	205,075
Franklin Resources, Inc.	7,580	224,444
Intercontinental Exchange, Inc.	13,893	1,066,427
Invesco Ltd.	9,813	178,793
Legg Mason, Inc.	2,044	60,911
Moody’s Corporation	4,182	662,889
Northern Trust Corporation	5,151	455,657
S&P Global, Inc.	6,071	1,163,507
State Street Corporation	9,169	650,082
T. Rowe Price Group, Inc.	5,873	548,890
TD Ameritrade Holding Corporation	6,915	386,894

	SHARES	VALUE

Diversified Financials — (continued)
Voya Financial, Inc.	3,852	$178,848

		13,724,771

Semiconductors — 5.2%
Advanced Micro Devices, Inc. (b)	22,315	544,709
Analog Devices, Inc.	9,038	893,497
Applied Materials, Inc.	23,904	934,168
Intel Corporation	111,612	5,259,157
Lam Research Corporation	3,810	646,100
Microchip Technology, Inc.	5,689	457,225
NVIDIA Corporation	14,001	2,012,644
Skyworks Solutions, Inc.	4,315	315,168
Texas Instruments, Inc.	23,535	2,369,504

		13,432,172

Healthcare Equipment & Services — 4.6%
ABIOMED, Inc. (b)	1,035	363,357
Align Technology, Inc. (b)	1,847	459,811
AmerisourceBergen Corporation	3,893	324,559
Becton, Dickinson and Company	6,481	1,616,750
Cardinal Health, Inc.	7,531	376,324
Centene Corporation (b)	4,971	649,063
Cerner Corporation (b)	7,186	394,583
Cigna Corporation	9,211	1,840,450
Cooper Companies, Inc. (The)	1,198	333,955
DENTSPLY SIRONA, Inc.	5,324	223,342
Edwards Lifesciences Corporation (b)	5,075	864,882
HCA Healthcare, Inc.	6,677	930,974
Henry Schein, Inc. (b)	3,714	288,578
Hologic, Inc. (b)	6,631	294,416
Humana, Inc.	3,341	1,032,336
IDEXX Laboratories, Inc. (b)	2,089	444,497
Laboratory Corporation of America Holdings (b)	2,483	346,006
MEDNAX, Inc. (b)	2,272	82,042
Patterson Companies, Inc.	2,040	45,472
Quest Diagnostics, Inc.	3,330	290,876
ResMed, Inc.	3,472	330,430
Select Medical Holdings Corporation (b)	2,671	41,721
Varian Medical Systems, Inc. (b)	2,193	289,542

		11,863,966

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Real Estate — 4.4%
American Tower Corporation	10,648	$1,840,400
AvalonBay Communities, Inc.	3,349	646,089
Boston Properties, Inc.	3,747	494,117
CBRE Group, Inc., Class A (b)	7,791	356,438
Corporate Office Properties Trust	2,560	63,206
Digital Realty Trust, Inc.	4,983	539,858
Duke Realty Corporation	8,779	256,698
Equinix, Inc.	1,928	759,632
Equity Residential	8,941	648,759
Federal Realty Investment Trust	1,762	233,588
HCP, Inc.	11,454	361,259
Host Hotels & Resorts, Inc.	18,038	325,766
Iron Mountain, Inc.	6,636	246,859
Jones Lang LaSalle, Inc.	1,131	162,197
Liberty Property Trust	3,663	172,674
Macerich Company (The)	2,554	117,893
PotlatchDeltic Corporation	1,566	57,754
Prologis, Inc.	15,219	1,052,546
Realogy Holdings Corporation	2,896	51,404
SBA Communications Corporation, Class A (b)	2,786	508,529
Simon Property Group, Inc.	7,489	1,363,897
UDR, Inc.	6,390	279,563
Vornado Realty Trust	4,093	286,142
Weyerhaeuser Company	18,403	482,895

		11,308,163

Retailing — 4.0%
AutoNation, Inc. (b)	1,309	50,724
Best Buy Company, Inc.	6,088	360,653
Booking Holdings, Inc. (b)	1,151	2,109,564
Buckle, Inc. (The)	624	10,839
Caleres, Inc.	1,103	32,914
CarMax, Inc. (b)	4,319	253,871
Foot Locker, Inc.	2,812	157,163
GameStop Corporation, Class A	2,386	27,057
Gap, Inc. (The)	5,594	142,311
Kohl’s Corporation	4,084	280,530
LKQ Corporation (b)	7,654	200,688
Lowe’s Companies, Inc.	19,651	1,889,640
Netflix, Inc. (b)	10,542	3,579,009
Nordstrom, Inc.	2,814	130,598
Nutrisystem, Inc.	711	30,864
Office Depot, Inc.	11,823	34,878
Pool Corporation	967	144,963

	SHARES	VALUE

Retailing — (continued)
Shutterfly, Inc. (b)	755	$34,700
Signet Jewelers Ltd.	1,442	35,127
Tiffany & Company	2,700	239,571
Tractor Supply Company	2,968	253,467
Ulta Beauty, Inc. (b)	1,371	400,222

		10,399,353

Food & Beverage — 4.0%
Archer-Daniels-Midland Company	13,555	608,620
Bunge Ltd.	3,388	186,577
Campbell Soup Company	4,475	158,549
Coca-Cola Company (The)	97,756	4,704,996
Darling Ingredients, Inc. (b)	3,841	81,698
General Mills, Inc.	14,417	640,692
Hormel Foods Corporation	7,000	296,240
Ingredion, Inc.	1,745	172,755
JM Smucker Company (The)	2,784	291,986
Kellogg Company	6,340	374,123
Kraft Heinz Company (The)	14,788	710,711
McCormick & Company, Inc.	2,952	364,985
Mondelez International, Inc., Class A	35,484	1,641,490

		10,233,422

Technology Hardware & Equipment — 3.8%
Cisco Systems, Inc.	113,866	5,384,723
Cognex Corporation	4,112	187,096
CommScope Holding Company, Inc. (b)	4,548	95,099
Corning, Inc.	19,732	656,286
Dell, Inc. (b)	3,551	172,543
F5 Networks, Inc. (b)	1,494	240,459
Flex Ltd. (b)	12,757	122,722
Hewlett Packard Enterprise Company	35,802	558,153
HP, Inc.	38,493	848,001
Motorola Solutions, Inc.	3,931	459,573
Plantronics, Inc.	821	31,847
TE Connectivity Ltd. (a)	8,411	680,870
Trimble, Inc. (b)	6,098	229,651
Xerox Corporation	5,488	154,817

		9,821,840

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Household & Personal Products — 3.6%
Avon Products, Inc. (a)(b)	11,136	$26,058
Clorox Company (The)	3,084	457,604
Colgate-Palmolive Company	19,972	1,291,789
Estee Lauder Companies, Inc. (The), Class A	5,433	741,170
Kimberly-Clark Corporation	8,419	937,708
Procter & Gamble Company (The)	60,237	5,811,064

		9,265,393

Consumer Services — 3.3%
Aramark	5,923	195,163
Choice Hotels International, Inc.	854	67,603
Darden Restaurants, Inc.	3,016	316,469
Domino’s Pizza, Inc.	952	270,111
Hilton Worldwide Holdings, Inc.	6,843	509,667
Jack in the Box, Inc.	666	53,913
Marriott International, Inc., Class A	7,178	822,096
McDonald’s Corporation	18,779	3,357,309
Royal Caribbean Cruises Ltd.	4,036	484,522
Starbucks Corporation	32,626	2,223,135
Vail Resorts, Inc.	966	181,859

		8,481,847

Materials — 3.2%
Air Products & Chemicals, Inc.	5,314	873,568
Albemarle Corporation	2,598	209,737
Avery Dennison Corporation	2,153	224,881
Axalta Coating Systems Ltd. (b)	5,141	131,712
Ball Corporation	7,898	412,907
Compass Minerals International, Inc.	794	41,487
Domtar Corporation	1,582	74,196
Ecolab, Inc.	6,305	997,262
H.B. Fuller Company	1,174	57,984
International Flavors & Fragrances, Inc.	2,087	295,895
Linde PLC (a)	13,342	2,174,879
Minerals Technologies, Inc.	819	47,969
Mosaic Company (The)	8,835	285,194
Newmont Mining Corporation	12,919	440,667
PPG Industries, Inc.	5,852	617,035
Schnitzer Steel Industries, Inc., Class A	728	17,618
Sealed Air Corporation	3,821	150,929

	SHARES	VALUE

Materials — (continued)
Sherwin-Williams Company (The)	2,043	$861,165
Sonoco Products Company	2,378	136,925
WestRock Company	6,270	255,252

		8,307,262

Insurance — 3.1%
Allstate Corporation (The)	8,340	732,836
Arthur J. Gallagher & Company	4,429	330,890
Chubb Ltd. (a)	11,215	1,492,156
Hartford Financial Services Group, Inc. (The)	8,722	409,236
Loews Corporation	6,564	314,416
Marsh & McLennan Companies, Inc.	12,233	1,078,828
Principal Financial Group, Inc.	6,952	348,087
Progressive Corporation (The)	14,088	947,981
Prudential Financial, Inc.	10,136	933,931
Travelers Companies, Inc. (The)	6,495	815,382
Willis Towers Watson PLC (a)	3,173	516,533

		7,920,276

Transportation — 2.9%
AMERCO	208	75,433
ArcBest Corporation	677	25,469
Avis Budget Group, Inc. (b)	1,577	42,011
C.H. Robinson Worldwide, Inc.	3,384	293,630
CSX Corporation	19,785	1,299,875
Delta Air Lines, Inc.	4,253	210,226
Echo Global Logistics, Inc. (b)	579	13,757
Expeditors International of Washington, Inc.	4,244	294,109
Genesee & Wyoming, Inc., Class A (b)	1,410	110,713
Hertz Global Holdings, Inc. (b)	1,307	21,683
Kansas City Southern	2,456	259,722
Ryder System, Inc.	1,241	71,866
Southwest Airlines Company	3,446	195,595
Union Pacific Corporation	17,884	2,844,808
United Parcel Service, Inc., Class B	16,794	1,770,088

		7,528,985

Banks — 2.3%
Bank of Hawaii Corporation	987	76,325
BB&T Corporation	18,829	918,855
Cathay General Bancorp	1,901	70,565

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Banks — (continued)
CIT Group, Inc.	2,743	$126,699
Citizens Financial Group, Inc.	11,617	394,049
Comerica, Inc.	4,120	324,409
First Republic Bank	3,952	381,882
Heartland Financial USA, Inc.	746	33,838
International Bancshares Corporation	1,312	46,537
KeyCorp	25,619	421,945
M&T Bank Corporation	3,322	546,602
New York Community Bancorp, Inc.	11,571	134,455
Old National Bancorp	3,227	52,084
People’s United Financial, Inc.	9,194	150,598
PNC Financial Services Group, Inc. (The)	11,259	1,381,141
Regions Financial Corporation	26,884	407,830
Signature Bank	1,319	167,922
SVB Financial Group (b)	1,290	301,060
Umpqua Holdings Corporation	5,336	94,340

		6,031,136

Telecommunication Services — 2.3%
CenturyLink, Inc.	23,705	363,161
Cincinnati Bell, Inc. (b)	853	7,114
Sprint Corporation (b)	19,289	120,363
Verizon Communications, Inc.	100,051	5,508,808

		5,999,446

Consumer Durables & Apparel — 2.1%
Callaway Golf Company	2,170	35,349
Capri Holdings Ltd. (a)(b)	3,600	152,928
Columbia Sportswear Company	780	69,568
Deckers Outdoor Corporation (b)	666	85,548
Ethan Allen Interiors, Inc.	540	10,249
Garmin Ltd. (a)	2,792	193,151
Hanesbrands, Inc.	8,598	128,884
Hasbro, Inc.	2,940	266,246
La-Z-Boy, Inc.	1,083	32,078
Mattel, Inc. (b)	8,185	96,910
Meritage Homes Corporation (b)	916	41,293
Mohawk Industries, Inc. (b)	1,515	195,117
Newell Brands, Inc.	11,326	240,224
NIKE, Inc., Class B	31,024	2,540,245
PVH Corporation	1,861	203,054
Tupperware Brands Corporation	1,329	36,242

	SHARES	VALUE

Consumer Durables & Apparel — (continued)
Under Armour, Inc., Class A (b)	4,427	$91,816
Under Armour, Inc., Class C (b)	4,607	87,257
VF Corporation	8,150	685,986
Whirlpool Corporation	1,547	205,767
Wolverine World Wide, Inc.	2,353	80,731

		5,478,643

Commercial & Professional Services — 0.8%
ACCO Brands Corporation	2,744	24,230
ASGN, Inc. (b)	1,253	78,926
Copart, Inc. (b)	5,095	257,960
Deluxe Corporation	1,123	52,747
Dun & Bradstreet Corporation (The)	913	132,148
Essendant, Inc.	801	10,253
Exponent, Inc.	1,265	63,199
Heidrick & Struggles International, Inc.	531	17,550
HNI Corporation	1,054	40,969
ICF International, Inc.	433	28,543
IHS Markit Ltd. (a)(b)	9,514	493,967
Interface, Inc.	1,437	23,581
Kelly Services, Inc.	787	17,629
Knoll, Inc.	1,268	25,563
ManpowerGroup, Inc.	1,569	123,998
Navigant Consulting, Inc.	1,017	26,361
R.R. Donnelley & Sons Company	1,494	7,619
Resources Connection, Inc.	605	10,110
Robert Half International, Inc.	2,951	190,133
Steelcase, Inc.	2,211	36,481
Team, Inc. (b)	585	8,389
Tetra Tech, Inc.	1,315	72,575
TransUnion	4,548	276,609
TrueBlue, Inc. (b)	978	23,853

		2,043,393

Renewable Energy & Energy Efficiency — 0.7%
Acuity Brands, Inc.	966	116,799
Itron, Inc. (b)	873	47,692
Johnson Controls International, PLC	22,463	758,575
Ormat Technologies, Inc.	870	50,208
Tesla, Inc. (b)	3,104	952,990

		1,926,264

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	concluded

	SHARES	VALUE

Automobiles & Components — 0.4%
Aptiv PLC (a)	6,475	$512,367
Autoliv, Inc. (a)	2,085	166,487
BorgWarner, Inc.	4,994	204,255
Harley-Davidson, Inc.	3,979	146,666

		1,029,775

Food & Staples Retailing — 0.3%
Sysco Corporation	11,984	765,178

Utilities — 0.2%
American Water Works Company, Inc.	4,353	416,452

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,251	41,261
United Natural Foods, Inc. (b)	1,194	15,641

		56,902

Total Common Stocks (Cost $172,747,919)		258,759,342

SHORT-TERM INVESTMENT — 0.0%
UMB Money Market Fiduciary Account , 0.25% (c) (Cost $70,515)		70,515

Total Short-term Investments (Cost $70,515)		70,515

TOTAL INVESTMENTS (d) — 100.0%
(Cost $172,818,434)		258,829,857
Other Assets Less Liabilities — 0.0%		32,750

NET ASSETS — 100.0%		$258,862,607

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $177,190,630 resulting in gross unrealized appreciation and depreciation of $89,129,810 and $7,490,583 respectively, or net unrealized appreciation of $81,639,227.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)

COMMON STOCKS — 98.9%
	SHARES	VALUE

Japan — 22.1%
Aeon Company, Ltd.	10,000	$203,522
Ajinomoto Company, Inc.	8,200	141,980
Asahi Kasei Corporation	20,400	223,837
Asics Corporation	2,900	41,978
Astellas Pharma, Inc.	29,600	439,212
Chugai Pharmaceutical Company, Ltd.	3,600	212,567
Daifuku Company, Ltd.	1,700	85,435
Daikin Industries Ltd.	3,900	422,140
Daiwa House Industry Company, Ltd.	9,100	295,034
Denso Corporation	7,200	331,176
Eisai Company, Ltd.	4,000	310,586
Fujitsu Ltd.	3,300	221,481
Hankyu Hanshin Holdings, Inc.	4,300	153,487
Honda Motor Company, Ltd.	25,500	765,560
Kao Corporation	7,700	544,378
KDDI Corporation	27,000	674,585
Kikkoman Corporation	2,400	127,680
Komatsu Ltd.	14,400	379,183
Kubota Corporation	16,000	253,665
Murata Manufacturing Company, Ltd.	2,800	420,604
Nintendo Company, Ltd.	1,700	515,590
Nippon Express Company, Ltd.	1,400	88,594
Nitto Denko Corporation	2,600	147,070
NTT DOCOMO, Inc.	20,400	490,147
Obayashi Corporation	11,700	111,329
Omron Corporation	3,400	139,632
Panasonic Corporation	34,600	338,811
Sekisui Chemical Company, Ltd.	7,400	114,859
Sekisui House Ltd.	11,600	173,367
Shimizu Corporation	10,300	87,655
Sompo Holdings, Inc.	5,400	203,603
Sony Corporation	19,400	972,075
Sumitomo Chemical Company, Ltd.	27,100	141,369
Sumitomo Metal Mining Company, Ltd.	3,900	112,799
Sumitomo Mitsui Trust Holdings, Inc.	5,700	215,912
Suntory Beverage & Food Ltd.	2,500	110,692
Sysmex Corporation	2,700	150,516
Tokyo Electron Ltd.	2,500	365,052

	SHARES	VALUE

Japan — (continued)
Tokyu Corporation	9,200	$157,454
Toray Industries, Inc.	23,400	173,420
West Japan Railway Company	3,000	219,108
Yamaha Corporation	2,200	96,280
Yaskawa Electric Corporation	3,900	110,381
Yokogawa Electric Corporation	4,400	81,942

		11,565,747

Germany — 13.0%
adidas AG	2,857	679,773
Allianz SE	6,521	1,383,527
Beiersdorf AG	1,650	165,162
Deutsche Boerse AG	2,974	395,968
HeidelbergCement AG	2,394	165,772
Henkel AG & Company KGaA (a)	1,525	139,778
Henkel AG & Company KGaA	2,678	260,651
Merck KGaA	2,018	211,880
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,243	500,530
SAP SE	14,930	1,543,783
Sartorius AG (a)	579	86,913
Siemens AG	11,613	1,275,035

		6,808,772

France — 11.7%
Atos SE	1,456	132,753
AXA SA	29,084	674,438
Bouygues SA	3,438	121,677
Cie Generale des Etablissements Michelin SCA	2,665	289,467
Danone SA	9,249	673,042
EssilorLuxottica SA	4,418	559,648
Gecina SA	686	100,813
Getlink	7,013	102,560
Kering	1,145	574,223
L’Oreal SA	3,844	926,466
Orange SA	30,640	475,220
Schneider Electric SE	8,251	586,803
Unibail-Rodamco-Westfield	2,075	373,179
Valeo SA	3,655	114,337
Vivendi SA	15,665	399,426

		6,104,052

Canada — 9.1%
Agnico Eagle Mines Ltd.	3,553	154,531

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Canada — (continued)
Bank of Montreal	9,860	$721,716
Bank of Nova Scotia (The)	18,772	1,068,604
Canadian Imperial Bank of Commerce	6,865	582,062
Canadian National Railway Company	11,192	933,944
Canadian Tire Corporation Ltd., Class A	984	111,917
CGI Group, Inc. (b)	3,964	262,064
Gildan Activewear, Inc.	3,240	109,652
Lundin Mining Corporation	10,722	48,959
Metro, Inc.	3,652	132,767
Restaurant Brands International, Inc.	3,684	230,909
Rogers Communications, Inc., Class B	5,649	305,579
WSP Global, Inc.	1,803	92,538

		4,755,242

United Kingdom — 8.3%
Barratt Developments PLC	16,537	116,974
Berkeley Group Holdings PLC	2,088	102,810
BT Group PLC	128,718	392,519
Burberry Group PLC	6,652	157,252
Coca-Cola European Partners PLC	3,282	156,158
Croda International PLC	1,975	125,048
easyJet PLC	2,475	41,010
Investec PLC	10,208	65,618
ITV PLC	58,860	99,917
J Sainsbury PLC	30,061	112,567
Johnson Matthey PLC	3,127	124,927
Kingfisher PLC	33,899	99,034
Legal & General Group PLC	89,411	304,624
Marks & Spencer Group PLC	24,375	92,228
Mondi PLC	5,913	143,000
Pearson PLC	12,222	145,311
RELX PLC	30,455	674,588
Standard Chartered PLC	43,275	349,032
Unilever PLC	17,208	904,038
Wm Morrison Supermarkets PLC	33,735	103,745

		4,310,400

Switzerland — 8.2%
Coca-Cola HBC AG (b)	3,038	102,108
Givaudan SA	139	337,205

	SHARES	VALUE

Switzerland — (continued)
Kuehne + Nagel International AG	880	$118,998
Lonza Group AG (b)	1,137	300,378
Roche Holding AG	10,157	2,701,989
Swiss Re AG	4,572	438,454
Swisscom AG	389	186,439
Vifor Pharma AG	758	96,469

		4,282,040

Australia — 6.3%
AMP Ltd.	43,990	72,529
ASX Ltd.	3,643	169,151
BlueScope Steel Ltd.	8,700	79,487
Boral Ltd.	18,710	67,688
Brambles Ltd.	25,609	198,699
Dexus	18,037	151,026
Goodman Group	26,481	225,378
GPT Group/The	31,652	133,835
Insurance Australia Group Ltd.	36,381	187,969
LendLease Group	9,295	82,784
Mirvac Group	63,452	111,254
Newcrest Mining Ltd.	11,862	211,035
Ramsay Health Care Ltd.	2,266	93,587
Stockland	41,264	113,738
Sydney Airport	19,337	92,301
Transurban Group	41,531	368,309
Westpac Banking Corporation	52,165	932,296

		3,291,066

Denmark — 3.7%
Coloplast A/S, Class B	1,859	169,818
Novo Nordisk A/S, Class B	27,609	1,293,926
Novozymes A/S	3,554	148,619
Pandora A/S	1,730	75,130
Vestas Wind Systems A/S	2,993	247,411

		1,934,904

Hong Kong — 2.8%
BOC Hong Kong Holdings Ltd.	59,500	229,902
Hang Seng Bank Ltd.	12,417	285,675
Hong Kong Exchanges & Clearing Ltd.	18,989	594,145
Hysan Development Company, Ltd.	14,000	72,853
MTR Corporation Ltd.	29,500	164,986

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	continued

	SHARES	VALUE

Hong Kong — continued
Swire Properties Ltd.	23,400	$91,334

		1,438,895

Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	101,476	602,259
Ferrovial SA	7,883	176,769
Industria de Diseno Textil SA	16,679	466,548

		1,245,576

Italy — 1.6%
Assicurazioni Generali SpA	18,232	319,180
Intesa Sanpaolo SpA	223,519	511,431

		830,611

Sweden — 1.6%
Boliden AB	4,534	113,477
Essity AB, Class B	9,096	251,672
Skandinaviska Enskilda Banken AB, Class A	24,416	256,284
Skanska AB B Shares	5,103	89,354
Tele2 AB B Shares	8,071	101,043

		811,830

Singapore — 1.5%
Ascendas Real Estate Investment Trust	60,500	123,382
City Developments Ltd.	12,000	82,133
DBS Group Holdings Ltd.	28,449	507,033
Singapore Airlines Ltd.	10,100	72,558

		785,106

Ireland — 1.2%
CRH PLC (c)	51	1,468
CRH PLC (d)	12,847	369,782
Kerry Group PLC, Class A	2,491	254,343

		625,593

Netherlands — 1.2%
Akzo Nobel NV	3,370	289,998
CNH Industrial NV	15,512	152,457
STMicroelectronics NV	10,989	175,313

		617,768

	SHARES	VALUE

Belgium — 1.0%
KBC Group NV	3,819	$259,263
Solvay SA	1,198	130,421
Umicore SA	3,388	143,230

		532,914

Jersey — 0.9%
Ferguson PLC	3,635	243,420
WPP PLC	19,335	221,270

		464,690

Norway — 0.8%
Norsk Hydro ASA	21,834	101,222
Orkla ASA	12,229	98,838
Telenor ASA	11,536	218,398

		418,458

Finland — 0.7%
UPM-Kymmene OYJ	8,459	245,656
Wartsila OYJ Abp	7,290	119,031

		364,687

New Zealand — 0.2%
Fletcher Building Ltd. (b)	16,479	56,950
Ryman Healthcare Ltd.	9,070	65,720

		122,670

Luxembourg — 0.2%
SES SA	5,859	119,410

Israel — 0.2%
Bank Hapoalim BM	16,679	113,052

Austria — 0.1%
voestalpine AG	2,034	64,996

Portugal — 0.1%
Jeronimo Martins SGPS SA	3,776	53,512

Total Common Stocks (Cost $52,912,961)		51,661,991

GREEN CENTURY MSCI INTERNATIONAL INDEX PORTFOLIO OF INVESTMENTS January 31, 2019 (unaudited)	concluded

SHORT-TERM INVESTMENT — 0.6%
VALUE

UMB Money Market Fiduciary Account , 0.25% (e) (Cost $311,114)	$311,114

Total Short-term Investments (Cost $311,114)	311,114

TOTAL INVESTMENTS (f) — 99.5%
(Cost $53,224,075)	51,973,105
Other Assets Less Liabilities — 0.5%	254,637

NET ASSETS — 100.0%	$52,227,742

(a)	Preference shares.
(b)	Non-income producing security.
(c)	Shares of this security are traded on the London Stock Exchange.
(d)	Shares of this security are traded on the Irish Stock Exchange.
(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)

The cost of investments for federal income tax purposes is $53,628,518 resulting in gross unrealized appreciation and depreciation of $2,754,331 and $4,409,744 respectively, or net unrealized depreciation of $1,655,413.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2019

(unaudited)

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $198,196,505, $172,818,434 and $53,224,075, respectively)	$243,883,646	$258,829,857	$51,973,105
Foreign cash, at value (cost $51,547)	—	—	53,790
Receivables for:
Capital stock sold	677,258	117,212	68,708
Interest	580,482	212	58
Dividends	103,629	282,663	178,655

Total assets	245,245,015	259,229,944	52,274,316

LIABILITIES:
Payable for capital stock repurchased	373,114	112,167	—
Accrued expenses	299,633	255,170	46,574

Total liabilities	672,747	367,337	46,574

NET ASSETS	$244,572,268	$258,862,607	$52,227,742

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$197,764,598	$176,939,098	$54,034,933
Net distributable earnings (accumulated deficit)	46,807,670	81,923,509	(1,807,191)

NET ASSETS	$244,572,268	$258,862,607	$52,227,742

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$244,572,268	$218,366,078	$18,689,713
Shares of beneficial interest issued and outstanding	9,234,233	5,285,185	1,770,229
Net asset value per share	$26.49	$41.32	$10.56

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$40,496,529	$33,538,029
Shares of beneficial interest issued and outstanding	—	979,970	3,174,874
Net asset value per share	$—	$41.32	$10.56

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2019

(unaudited)

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$1,068,243	$1,003	$282
Dividend and other income (net of $9,222, $0 and $44,336 foreign withholding taxes, respectively)	1,256,241	2,432,584	499,982

Total investment income	2,324,484	2,433,587	500,264

EXPENSES:
Administrative services fee	1,020,745	1,262,377	199,347
Investment advisory fee	799,379	299,943	68,763

Total expenses	1,820,124	1,562,320	268,110

NET INVESTMENT INCOME	504,360	871,267	232,154

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,027,158	867,120	(424,127)
Foreign currency transactions	—	—	(3,436)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,339,229)	(7,997,325)	(3,293,999)
Foreign currency translations	—	—	1,185

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(312,071)	(7,130,205)	(3,720,377)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$192,289	$(6,258,938)	$(3,488,223)

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2019 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2018	FOR THE SIX MONTHS ENDED JANUARY 31, 2019 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2018	FOR THE SIX MONTHS ENDED JANUARY 31, 2019 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2018
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$504,360	$605,329	$871,267	$1,298,891	$232,154	$761,399
Net realized gain (loss) on investments and foreign currency transactions	1,027,158	4,187,360	867,120	1,854,977	(427,563)	149,525
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,339,229)	12,063,552	(7,997,325)	29,117,667	(3,292,814)	162,500

Net increase (decrease) in net assets resulting from operations	192,289	16,856,241	(6,258,938)	32,271,535	(3,488,223)	1,073,424

Dividends and distributions to shareholders:
Distributions[1]
Individual Investor Class	(5,153,497)		(3,883,452)		(136,743)
Institutional Class	—		(717,630)		(280,904)
From net investment income
Individual Investor Class		(465,630)		(1,165,506)		(281,782)
Institutional Class		—		(71,333)		(551,637)
From net realized gains
Individual Investor Class		(2,807,871)		(1,128,976)		(30,723)
Institutional Class		—		—		(52,139)

Total dividends and distributions	(5,153,497)	(3,273,501)	(4,601,082)	(2,365,815)	(417,647)	(916,281)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	18,599,240	35,948,771	16,872,682	57,834,330	4,261,616	13,677,715
Institutional Class	—	—	17,406,519	29,249,139	10,279,586	20,068,024
Reinvestment of dividends and distributions
Individual Investor Class	4,986,099	3,194,407	3,771,517	2,229,665	132,954	302,041
Institutional Class	—	—	561,537	45,798	279,259	600,880
Payments for shares redeemed
Individual Investor Class[2]	(21,117,656)	(31,330,054)	(5,851,719)	(63,840,970)	(2,881,902)	(3,345,164)
Institutional Class[3]	—	—	(25,625,038)	(118,633)	(6,489,455)	(4,570,070)

Net increase in net assets resulting from capital share transactions	2,467,683	7,813,124	7,135,498	25,399,329	5,582,058	26,733,426

Total increase (decrease) in net assets	(2,493,525)	21,395,864	(3,724,522)	55,305,049	1,676,188	26,890,569
NET ASSETS:
Beginning of period	247,065,793	225,669,929	262,587,129	207,282,080	50,551,554	23,660,985

End of period[4]	$244,572,268	$247,065,793	$258,862,607	$262,587,129	$52,227,742	$50,551,554

[1]	The SEC eliminated the requirements to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds (reversed)/received of $(36), $5,812, $(783), $16,057, $1,206 and $2,490, respectively.
[3]	Net of redemption fee proceeds received of $0, $0, $0, $218, $173 and $1,590, respectively.
[4]

For the year ended July 31, 2018, net assets included accumulated undistributed net investment income (loss) of $34,608, $54,133, $(55,647), respectively. The SEC eliminated the requirement to disclose undistributed net investment income (loss) in 2018.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2019		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$27.05		$25.55	$23.93	$25.07	$23.74	$21.43

Income (loss) from investment operations:
Net investment income	0.06		0.07	0.08	0.02	0.01	0.09
Net realized and unrealized gain (loss) on investments	(0.05)		1.79	2.05	(0.48)	2.51	2.31

Total increase (decrease) from investment operations	0.01		1.86	2.13	(0.46)	2.52	2.40

Less dividends:
Dividends from net investment income	(0.06)		(0.05)	(0.03)	—	(0.02)	(0.09)
Distributions from net realized gains	(0.51)		(0.31)	(0.48)	(0.68)	(1.17)	—

Total decrease from dividends	(0.57)		(0.36)	(0.51)	(0.68)	(1.19)	(0.09)

Net Asset Value, end of period	$26.49		$27.05	$25.55	$23.93	$25.07	$23.74

Total return	0.16	%(a)	7.32%	9.07%	(1.73)%	10.84%	11.20%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$244,572		$247,066	$225,670	$193,805	$179,714	$121,907
Ratio of expenses to average net assets	1.48	%(b)	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.41	%(b)	0.25%	0.31%	0.10%	0.03%	0.44%
Portfolio turnover	8	%(a)	18%	26%	24%	30%	42%

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2019		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$43.16		$38.05	$33.65	$32.73	$30.11	$26.30

Income from investment operations:
Net investment income	0.13		0.22	0.27	0.27	0.20	0.19
Net realized and unrealized gain (loss) on investments	(1.22)		5.28	4.84	1.27	2.96	3.79

Total increase (decrease) from investment operations	(1.09)		5.50	5.11	1.54	3.16	3.98

Less dividends:
Dividends from net investment income	(0.11)		(0.20)	(0.22)	(0.25)	(0.19)	(0.17)
Distributions from net realized gains	(0.64)		(0.19)	(0.49)	(0.37)	(0.35)	—

Total decrease from dividends	(0.75)		(0.39)	(0.71)	(0.62)	(0.54)	(0.17)

Net Asset Value, end of period	$41.32		$43.16	$38.05	$33.65	$32.73	$30.11

Total return	(2.38	)%(a)	14.52%	15.42%	4.83%	10.54%	15.16%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$218,366		$232,609	$207,282	$173,485	$138,403	$95,358
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.63	%(b)	0.53%	0.76%	0.89%	0.68%	0.72%
Portfolio turnover	6	%(a)	18%	17%	19%	13%	32%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2019		FOR THE PERIOD APRIL 30, 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	(UNAUDITED)
Net Asset Value, beginning of period	$43.16		$40.86

Income from investment operations:
Net investment income	0.21		0.09
Net realized and unrealized gain (loss) on investments	(1.24)		2.35

Total increase (decrease) from investment operations	(1.03)		2.44

Less dividends:
Dividends from net investment income	(0.17)		(0.14)
Distributions from net realized gains	(0.64)		—

Total decrease from dividends	(0.81)		(0.14)

Net Asset Value, end of period	$41.32		$43.16

Total return	(2.24	)%(a)	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$40,497		$29,978
Ratio of expenses to average net assets	0.95	%(b)	0.95	%(b)
Ratio of net investment income to average net assets	0.93	%(b)	0.83	%(b)
Portfolio turnover	6	%(a)	18	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2019		FOR THE YEAR ENDED JULY 31, 2018	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)
Net Asset Value, beginning of period	$11.50		$11.31	$10.00

Income from investment operations:
Net investment income	0.04		0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.90)		0.24	1.31

Total increase (decrease) from investment operations	(0.86)		0.41	1.41

Less dividends:
Dividends from net investment income	(0.03)		(0.19)	(0.10)
Distributions from net realized gains	(0.05)		(0.03)	—

Total decrease from dividends	(0.08)		(0.22)	(0.10)

Net Asset Value, end of period	$10.56		$11.50	$11.31

Total return	(7.44	)%(a)	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$18,690		$18,744	$8,087
Ratio of expenses to average net assets	1.28	%(b)	1.28%	1.28	%(b)
Ratio of net investment income to average net assets	0.76	%(b)	1.71%	1.79	%(b)
Portfolio turnover	9	%(a)	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2019		FOR THE YEAR ENDED JULY 31, 2018	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)
Net Asset Value, beginning of period	$11.50		$11.31	$10.00

Income from investment operations:
Net investment income	0.05		0.21	0.12
Net realized and unrealized gain (loss) on investments	(0.89)		0.23	1.31

Total increase (decrease) from investment operations	(0.84)		0.44	1.43

Less dividends:
Dividends from net investment income	(0.05)		(0.22)	(0.12)
Distributions from net realized gains	(0.05)		(0.03)	—

Total decrease from dividends	(0.10)		(0.25)	(0.12)

Net Asset Value, end of period	$10.56		$11.50	$11.31

Total return	(7.31	)%(a)	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$33,538		$31,808	$15,574
Ratio of expenses to average net assets	0.98	%(b)	0.98%	0.98	%(b)
Ratio of net investment income to average net assets	1.06	%(b)	2.01%	2.09	%(b)
Portfolio turnover	9	%(a)	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

For non-U.S. securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2019:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$157,904,695	$ —	$ —	$157,904,695
BONDS & NOTES	—	77,586,485	—	77,586,485
CERTIFICATES OF DEPOSIT	—	331,500	—	331,500
SHORT-TERM OBLIGATIONS	—	8,060,966	—	8,060,966

TOTAL	$157,904,695	$85,978,951	$ —	$243,883,646

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2019:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$258,759,342	$—	$—	$258,759,342
SHORT-TERM OBLIGATIONS	—	70,515	—	70,515

TOTAL	$258,759,342	$70,515	$—	$258,829,857

The following is a summary of the inputs used to value the International Index Fund’s net assets as of January 31, 2019:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$—	$11,565,747	$—	$11,565,747
GERMANY	—	6,808,772	—	6,808,772
FRANCE	—	6,104,052	—	6,104,052
CANADA	4,755,242	—	—	4,755,242
UNITED KINGDOM	156,158	4,154,242	—	4,310,400
SWITZERLAND	—	4,282,040	—	4,282,040
AUSTRALIA	—	3,291,066	—	3,291,066
DENMARK	—	1,934,904	—	1,934,904
HONG KONG	—	1,438,895	—	1,438,895
SPAIN	—	1,245,576	—	1,245,576
ITALY	—	830,611	—	830,611
SWEDEN	—	811,830	—	811,830
SINGAPORE	—	785,106	—	785,106
IRELAND	—	625,593	—	625,593
NETHERLANDS	—	617,768	—	617,768
BELGIUM	—	532,914	—	532,914
JERSEY	—	464,690	—	464,690
NORWAY	—	418,458	—	418,458
FINLAND	—	364,687	—	364,687
NEW ZEALAND	56,950	65,720	—	122,670
LUXEMBOURG	—	119,410	—	119,410
ISRAEL	—	113,052	—	113,052
AUSTRIA	—	64,996	—	64,996
PORTUGAL	—	53,512	—	53,512

TOTAL COMMONS STOCKS	4,968,350	46,693,641	—	51,661,991

SHORT-TERM OBLIGATIONS	—	311,114	—	311,114

TOTAL	$4,968,350	$47,004,755	$—	$51,973,105

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund and the International Index Fund are authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or the International Index Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund or the International Index Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2019, neither the Balanced Fund, the Equity Fund nor the International Index Fund utilized options or wrote put or call options.

(D)

Repurchase Agreements:    The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal, and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of January 31, 2019, neither the Balanced Fund, the Equity Fund, nor the International Index Fund held repurchase agreements.

(E)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had no open foreign currency spot contracts outstanding as of January 31, 2019.
(F)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(G)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2019. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2019. At January 31, 2019, the tax years 2015 through 2018 remain open to examination by the Internal Revenue Service.

(H)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2019, the Balanced Fund, Equity Fund and International Index Fund (reversed)/received $(36), $(783) and $1,379 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(I)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2019, no liability has been accrued.

(J)

Offsetting of Assets and Liabilities:    As of January 31, 2019, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2019, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agrees to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.
(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2019, Green Century accrued fees of $438,026 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2019, Green Century accrued fees of $61,529 and $50,411 to Northern Trust for the Equity Fund and the International Index Fund, respectively.

(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets up to but not including $250 million and 1.43% of the Fund’s average daily net assets equal to and in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2019, Green Century accrued fees of $74,298, $92,847, and $47,522 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2019, Green Century accrued fees of $67,074 and $20,668 to MSCI for the Equity Fund and International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2019, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $18,552,185 and $24,373,976 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $19,781,840 and $15,770,789, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $9,690,710 and $4,533,305, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2018 were as follows:

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
Undistributed ordinary income	$576,130	$1,179,576	$17,201
Undistributed long-term capital gains	4,012,498	1,433,503	226,017

Tax accumulated earnings	4,588,628	2,613,079	243,218

Accumulated capital and other losses	—	—	—
Unrealized appreciation (depreciation)	47,180,250	90,170,450	1,856,431
Foreign currency translations	—	—	(970)

Distributable net earnings (deficit)	$51,768,878	$92,783,529	$2,098,679

The tax character of distributions paid during the fiscal year ended July 31, 2018 and the period ended July 31, 2017 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2018	YEAR ENDED JULY 31, 2017
Ordinary income	$1,805,215	$694,269	$1,490,368	$1,131,540
Long-term capital gains	1,468,286	3,507,239	875,447	2,567,630

	INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2018	PERIOD ENDED JULY 31, 2017
Ordinary income	$916,281	$191,692
Long-term capital gains	—	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND	BALANCED FUND
	SIX MONTHS ENDED JANUARY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	700,340	1,368,015
Reinvestment of dividends	199,524	121,135
Shares redeemed	(798,085)	(1,189,813)

	101,779	299,337

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	407,457	1,432,689
Reinvestment of dividends	99,276	54,138
Shares redeemed	(611,249)	(1,544,874)

	(104,516)	(58,047)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2019	PERIOD ENDED JULY 31, 2018
Shares sold	412,731	696,290
Reinvestment of dividends	14,781	1,099
Shares redeemed	(142,121)	(2,810)

	285,391	694,579

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	398,470	1,173,479
Reinvestment of dividends	13,457	26,688
Shares redeemed	(272,050)	(285,075)

	139,877	915,092

	INTERNATIONAL INDEX INSTITUTIONAL CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2019	YEAR ENDED JULY 31, 2018
Shares sold	985,770	1,728,175
Reinvestment of dividends	28,265	53,083
Shares redeemed	(604,676)	(393,058)

	409,359	1,388,200

NOTE 6 — New Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements which includes additional disclosure requirements regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019 but allowed for immediate adoption of these provisions. Management elected to early adopt only those provisions related to the elimination of certain disclosures and is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures for the remaining provisions.

NOTE 7 — Subsequent Events

Subsequent to January 31, 2019 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no other events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of three advisory and subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, voted to approve the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at a meeting on November 13, 2018. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. They took into account a proposal by Green Century to amend the Advisory Agreement for the Balanced Fund to reduce the investment advisory fee by 0.05% or 5 basis points per annum on average daily net assets of the Fund in excess of $250 million (the “Proposed Advisory Agreement Amendment”). In approving the Advisory Agreements, including the Proposed Advisory Agreement Amendment, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They took into account the not-for-profit ownership of the Adviser’s business, including its grant to a nonprofit organization out of its own resources and the fact that any distribution of profits by the Adviser are paid to its 100% owner, Paradigm Partners, which is comprised entirely of nonprofit advocacy organizations so that no individuals directly benefit from the distributed earned profits of the

Adviser. They also considered the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and against a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund and the International Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund and the International Fund, respectively.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. For the Balanced Fund, the Trustees considered the Proposed Advisory Agreement Amendment and noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds (by 5 basis points), and higher than the average advisory fee for socially conscious balanced Funds (by 14 basis points), all balanced funds (by 11 basis points), and balanced funds with assets between $200 million and $300 million (by 1 basis point). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds (by 36 basis points), socially conscious balanced funds (by 52 basis points), all balanced funds (by 54 basis points), and balanced funds with assets between $200 million and $300 million (by 57 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than that of the average advisory fee for socially conscious funds (by 41 basis points), socially conscious growth and income funds (by 27 basis points), growth and income funds (by 37 basis points) and growth and income index funds (by 37 basis points). The Trustees also noted that the total expense ratio of Individual Investor Class of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds (by 13 basis points), socially conscious growth and income funds (by 13 basis points), all growth and income funds (by 9 basis points), and growth and income index funds (by 9 basis points).

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Investor Class was lower than that of the average advisory fee for socially conscious funds (by 37 basis points) and socially conscious foreign large blend funds (by 42 basis points), and higher than the average advisory fee for foreign large blend index funds (by 10 basis points). The Trustees also noted that the total expense ratio of Individual Investor

Class shares of the International Fund was capped at 1.28% and that the total expense ratio was higher than that of the average of socially conscious funds (by 16 basis points) and foreign large blend index funds (by 78 basis points), and lower than the average of socially conscious foreign large blend funds (by 9 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationships to the Funds had not been profitable for several years, though recent growth in Fund assets resulted in a profit for the Adviser’s fiscal year ended June 30, 2015 and increasing levels of profit for subsequent periods through the Adviser’s fiscal year ended June 30, 2018. The Trustees considered an analysis of the estimated Fund-by-Fund profitability for Green Century from the investment management and administrative service it provides to the Trust, which showed that the Adviser had made a profit from managing the Balanced Fund and the Equity Fund, while its management of the International Fund remained unprofitable. In this regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and entrepreneurial risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for ten of the last eighteen years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets, the addition of new share classes, and the expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate, and supported the continuance of the Advisory Agreements with respect to the Balanced Fund, the Equity Fund and the International Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets relative to how small the Trust had been up until a few years prior. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund includes break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Fund’s unitary administrative fee arrangements with the Adviser could partly or wholly offset the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grow, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Proposed Amendments with respect to the Balanced Fund’s Advisory Agreement be approved and that the Advisory Agreements with respect to all of the Funds should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the November 13, 2018 meeting. In connection with their deliberations at the meetings, and in a separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreements. They took into account a proposal by Green Century and Trillium to amend the Subadvisory Agreement for the Balanced Fund to reduce the subadvisory fee by 0.05% or 5 basis points per annum on the average daily net assets of the Fund in excess of $250 million (the “Proposed Trillium Amendment”). In approving the continuance of the Subadvisory Agreements, including the Proposed Trillium Amendment, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund, exclusive of the expenses of the Fund, and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended July 31, 2018, the Balanced Fund’s ten-year average annual returns outperformed the Lipper Index and its one-, three- and five-year average annual returns underperformed the Lipper Index. The Trustees also noted that as of periods ended July 31, 2018, the Balanced Fund’s one-, three-, five- and ten-year average annual returns underperformed the Custom Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees considered that due to each Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the MSCI KLD Index for the twelve month period ended July 31, 2018, and noted that the Equity Fund’s performance closely followed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the Equity Fund’s fees and expenses, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the twelve month period ended July 31, 2018, and noted that the Fund’s performance closely followed that of the MSCI World Index. In particular, they observed that, after taking into consideration the fees and expenses of the Investor Class shares, for the twelve month period ended July 31, 2018, the Fund’s performance was in line with that of the MSCI World Index. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million, and, after the Proposed Trillium Amendment, would be 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took under consideration that Trillium is the investment adviser to two other mutual funds and that Trillium recently began subadvising two additional mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s) and supported the continuance of the Subadvisory Agreements.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of the flat 0.65% advisory fee) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 35 basis points at $30 million and from 35 basis points toward 30 basis points at $250 million) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Proposed Trillium Amendment with respect to the Balanced Fund should be approved and that all of the Subadvisory Agreements should be continued for an additional one-year period.

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Printed on recycled paper with soy-based ink.

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YOUR NOTES

Semi-Annual Report

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Green Century Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Green Century or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Green Century Funds electronically by contacting your financial intermediary or, if you invest directly with the Funds, by contacting Shareholder Services at 1-800-221-5519 or by visiting https://www.greencentury.com/access-my-account/.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Funds, you can inform Green Century that you wish to continue receiving paper copies of your shareholder reports by contacting Green Century at 1-800-221-5519 or via email at info@greencentury.com. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all accounts held in the Green Century Funds.

January 31, 2019

Balanced

Fund

Equity Fund

International Fund

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
April 5, 2019

/s/ John R. Nolan
John R. Nolan
Treasurer and Principal Financial Officer
April 5, 2019